Exhibit 10.1

PREFERRED STOCK PURCHASE AGREEMENT

PREFERRED STOCK PURCHASE AGREEMENT, dated as of September 15, 2020 (this “Agreement”), among

(a)	HEALTHCARE TRUST, INC., a Maryland corporation (the “Company”),

(b)	HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), and

(c)	B. Riley Principal Capital, LLC, a Delaware limited liability company (“Investor”).

Each of the Company, the Operating Partnership, and the Investor are individually a “Party” and, collectively, the “Parties.”

PRELIMINARY STATEMENTS

1.       The Company has authorized for issuance up to 2,210,000 shares of the Company’s 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (the “Preferred Stock”), of which 1,610,000 shares of Preferred Stock are issued and outstanding as of the date hereof.

2.       From time to time, during the pendency of this Agreement, the Company shall have the irrevocable right to sell to Investor, and Investor has committed to purchase from the Company, up to $15 million (the “Commitment Amount”) of the Preferred Stock on the terms and subject to the conditions set forth herein (the “Purchase Shares”).

NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1.             DEFINED TERMS

Capitalized terms unless otherwise defined herein, shall have the meaning set forth in this Section 1.

(a)               “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

(b)               “Agreement” has the meaning set forth in the preamble.

(c)               “Applicable Time” has the meaning set forth in Section 3.

(d)               “Articles Supplementary” has the meaning set forth in Section 3(g).

(e)               “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

(f)                “Beneficial Ownership Limitation” has the meaning set forth in Section 2(e).

(g)               “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

(h)               “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security during regular trading hours on the Principal Market as reported by the Principal Market.

(i)                 “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(j)                 “Commencement” has the meaning set forth in Section 2(a).

(k)               “Commencement Date” has the meaning set forth in Section 2(a).

(l)                 “Irrevocable Transfer Agent Instructions” has the meaning set forth in Section 7.

(m)             “Commission” means the U.S. Securities and Exchange Commission.

(n)               “Commitment Amount” has the meaning set forth in the preliminary statements.

(o)               “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(p)               “Company” has the meaning set forth in the preamble.

(q)               “Company Event of Default” has the meaning set forth in Section 9(a)(i).

(r)                “Company Termination Notice” has the meaning set forth in Section 10(c).

(s)                “Confidential Information” means any information disclosed by either Party to the other Party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as “Confidential,” “Proprietary” or some similar designation. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party without confidential restriction at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

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(t)                 “Credit Agreement” means the First Amended and Restated Senior Secured Revolving Credit Agreement dated March 13, 2019, as amended by the First Amendment thereto dated March 24, 2020 and the Second Amendment thereto dated August 10, 2020, among the Operating Partnership, the Company, the other parties thereto, KeyBank National Association and the other lenders party thereto.

(u)               “Current Report” has the meaning set forth in Section 5(a).

(v)               “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(w)             “DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.

(x)               “DWAC Shares” means shares of Preferred Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale except as provided in the Company’s charter and (iii) timely credited by the Company to the Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Preferred Stock Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

(y)               “EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system).

(z)               “Environmental Law” means any federal, state or local law, statute, ordinance, rule, regulation, order, decree, judgment or injunction, or common law, relating to the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials.

(aa)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(bb)           “Fastpay Maximum” means, in respect of any Preferred Purchase or the sale by the Investor, the amount set forth in the related Purchase Notice or, in the case of a sale by the Investor, the amount determined in accordance with applicable regulations or as the Company adises the Investor.

(cc)            “FINRA” means the Financial Industry Regulatory Authority, Inc.

(dd)           “GAAP” means U.S. generally accepted accounting principles.

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(ee)            “Hazardous Materials” means any material, including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes, that is regulated by or may give rise to liability under any Environmental Law.

(ff)              “Intellectual Property” has the meaning set forth in Section 3(w).

(gg)           “Investor” has the meaning set forth in the preamble.

(hh)           “Investor Content” has the meaning set forth in Section 8(f).

(ii)              “Investor Event of Default” has the meaning set forth in Section 9(b)(i).

(jj)              “IT Systems and Data” has the meaning set forth in Section 3(xx).

(kk)           “Material Adverse Effect” has the meaning set forth in Section 3(i)(ii).

(ll)              “Maturity Date” means the earlier of (1) expiration of the Registration Statement; (2) December 31, 2023; and (3) the date on which Investor has completed the purchase of the Commitment Amount.

(mm)      “MGCL” means the Maryland General Corporation Law.

(nn)           “Money Laundering Laws” has the meaning set forth in Section 3(jj).

(oo)           “Notice of Effective Registration Statement” has the meaning set forth in Section 7.

(pp)           “Operating Partnership” has the meaning set forth in the preamble.

(qq)           “Operating Partnership Agreement” has the meaning set forth in Section 3(h).

(rr)              “Party” or “Parties” has the meaning set forth in the preamble.

(ss)             “Person” means an individual or entity including, but not limited to, any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(tt)              “Preferred Purchase” has the meaning set forth in Section 2(a).

(uu)           “Preferred Stock” has the meaning set forth in the preliminary statements.

(vv)           “Preferred Units” has the meaning set forth in Section 2(f).

(ww)       “Preliminary Prospectus” means a preliminary prospectus related to the Purchase Shares as contemplated by Rule 430 or Rule 430A of the Securities Act included at any time as part of the Registration Statement.

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(xx)           “Principal Market” means The Nasdaq Global Market (or any nationally recognized successor thereto); provided, however, that in the event the Preferred Stock is ever listed or traded on the Nasdaq Global Select Market, The Nasdaq Capital Market, the New York Stock Exchange, or the NYSE American (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Preferred Stock is then listed or traded.

(yy)           “Prospectus” means the prospectus contained in the Registration Statement and each amendment thereto, as finally amended and revised at the effective date of the Registration Statement (including at the effective date of any post-effective amendment thereto), except that if the prospectus or prospectus supplement filed by the Company pursuant to Rule 424(b) under the Securities Act shall differ from the Prospectus on file at the applicable date upon which the Registration Statement or any post-effective amendment thereto is or was first declared effective by the Commission, the term “Prospectus” shall also include the prospectus or prospectus supplement filed pursuant to Rule 424(b).

(zz)            “Purchase Date” means, with respect to a Preferred Purchase made pursuant to Section 2(a) hereof, the Business Day immediately following the Business Day on which the Investor receives, prior to 11:59 p.m., Eastern time, a Purchase Notice for such Preferred Purchase in accordance with this Agreement.

(aaa)        “Purchase Notice” means, with respect to any Preferred Purchase pursuant to Section 2(a) hereof, an irrevocable written notice from the Company to the Investor in the form set forth in Exhibit A, directing the Investor to buy such applicable amount of Purchase Shares at the applicable Purchase Price as specified by the Company therein on the applicable Purchase Date for such Preferred Purchase.

(bbb)       “Purchase Price” means the number of Purchase Shares multiplied by the applicable Purchase Price Per Share.

(ccc)        “Purchase Price Per Share” means, with respect to any Preferred Purchase made pursuant to Section 2(a) hereof, the lesser of (i) 97.5% of the Closing Sale Price for the Preferred Stock on the date the Purchase Notice is given but no greater than the Fastpay Maximum on such date; or (ii) 98.25% of the Fastpay Maximum on the date the Purchase Notice is given.

(ddd)       “Purchase Shares” has the meaning set forth in the preliminary statements.

(eee)        “Registrable Securities” has the meaning set forth in Section 5(a).

(fff)           “Registration Rights Agreement” means that certain Registration Rights Agreement, of even date herewith between the Company and the Investor.

(ggg)       “Registration Statement” means, at any given time, the registration statement on Form S-11 covering the resale of Purchase Shares, as may be amended from time to time (including documents incorporated by reference therein), as the registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto).

(hhh)       “REIT” means a “real estate investment trust” within the meaning of Section 856 of the Code.

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(iii)            “Rule 144” means Rule 144 promulgated under the Securities Act.

(jjj)            “Sale Price” means any trade price for the shares of Preferred Stock on the Principal Market during regular trading hours as reported by the Principal Market.

(kkk)       “Sanction” has the meaning set forth in Section 3(kk).

(lll)            “Sanctioned Country” has the meaning set forth in Section 3(kk).

(mmm)      “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(nnn)       “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ooo)       “Settlement Date” has the meaning set forth in Section 2(d).

(ppp)       “Subsidiary” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person.

(qqq)       “Transaction Documents” means, collectively, this Agreement and the schedules and exhibits hereto, the Registration Rights Agreement and the schedules and exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the Parties hereto in connection with the transactions contemplated hereby and thereby.

(rrr)           “Transfer Agent” means Computershare Trust Company, N.A. or such other Person who is then serving as the transfer agent for the Company with respect to the Preferred Stock.

2.             PURCHASE OF PREFERRED STOCK

Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to the Investor, and the Investor has the obligation to purchase from the Company, Purchase Shares as follows:

(a)               Commencement of Purchases of Preferred Stock; The Company’s Right to Require Preferred Purchases. On any given Business Day after the satisfaction of the conditions as set forth in Section 6(c) below (the “Commencement” and the date of satisfaction of such conditions, the “Commencement Date”), the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Purchase Notice from time to time, and the Investor thereupon shall have the obligation, to buy the number of Purchase Shares specified in such notice, up to 3,500 Purchase Shares, at the Purchase Price on the Purchase Date (each such purchase a “Preferred Purchase”); provided that the Company may not deliver another Purchase Notice to the Investor until the fourth (4th) trading day after a Purchase Date, except that such four (4) trading day period shall not apply to the first Purchase Notice given after the initial Preferred Purchase. The Purchase Shares shall be issued to the Investor bearing the restrictive legend set forth in Section 4(h). The Company and the Investor may mutually agree to (a) increase the number of Purchase Shares that may be sold per Preferred Purchase to as much as an additional 7,500 Purchase Shares on any applicable Purchase Date and (b) decrease the period between Purchase Notices; provided that any such purchase of additional shares shall be treated as part of the Commitment Amount. The share amounts in this Section 2(a) shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

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(b)               [Reserved]

(c)               Purchase Price Ceiling. The Company and the Investor shall not effect any offers or sales under this Agreement on any Purchase Date where the Purchase Price Per Share would exceed the Fastpay Maximum.

(d)               Payment for Purchase Shares. Settlement for each Preferred Purchase pursuant to this Agreement shall occur no later than one (1) Business Day after a Purchase Date (each such day, the “Settlement Date”). On each Settlement Date, the Purchase Shares sold to the Investor for settlement on such date shall be issued and delivered by the Company to the Investor against payment by the Investor to the Company of the Purchase Price. Settlement for all Purchase Shares shall be effected by free delivery of the Purchase Shares by the Company or the Transfer Agent to the Investor or its designee’s account (provided that the Investor shall have given the Company written notice of such designee prior to the relevant Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the Parties in return for payment via wire transfer of immediately available funds delivered to the account designated by the Company.

(e)               Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any Preferred Stock under this Agreement which, when aggregated with all other shares of Preferred Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) would result in the beneficial ownership by the Investor and its affiliates of more than 9.99% of the then issued and outstanding Preferred Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than 24 hours) confirm orally or in writing to the Investor the amount of Preferred Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required hereby and the application hereof.

(f)                Contribution of Proceeds. No later than one Business Day after the applicable Settlement Date, the Company will contribute the net proceeds from the sales of the Purchase Shares to the Operating Partnership in exchange for units of limited partnership interest of the Operating Partnership designated as “7.375% Series A Cumulative Redeemable Perpetual Preferred Units” (the “Preferred Units”).

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3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING PARTNERSHIP

The Company and the Operating Partnership, jointly and severally, represent and warrant to, and covenant with, Investor as of each Purchase Date and as of each Settlement Date (each of the Purchase Date and Settlement Date may be referred to herein as an “Applicable Time”) that:

(a)               Compliance with Registration Requirements. The Company meets the requirements to use Form S-11. The Registration Statement (i) has been prepared by the Company under the provisions of the Securities Act, (ii) has been filed with the Commission under the Securities Act, and (iii) has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company or the Operating Partnership, are contemplated or threatened by the Commission.

(b)               Accuracy of Registration Statement. Each of the Registration Statement, and any post-effective amendment thereto, at the time each became effective and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The most recently filed Preliminary Prospectus, at the time it was filed with the Commission, complied in all material respects with the Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date, as of each Applicable Time, complied and will comply in all material respects with the Securities Act and did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The most recently filed Preliminary Prospectus and the Prospectus delivered to Investor for use in connection with the resale by the Investor of the Purchase Shares is identical to the electronically transmitted copies thereof filed with the Commission on EDGAR, except to the extent permitted by Regulation S-T. The foregoing representations and warranties in this Section 3 (b) do not apply to any statements or omissions made in reliance on and in conformity with the Investor Content.

(c)               Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereinafter filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and when taken together with the other information in the Registration Statement and the Prospectus and, as the case may be, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)               Company Not Ineligible Issuer. The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Purchase Shares contemplated by the Registration Statement.

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(e)               Duly Authorized. All of the issued and outstanding shares of capital stock, including the Preferred Stock, have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with the MGCL and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. All of the issued and outstanding shares of Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The Purchase Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights. The Purchase Shares, upon issuance in accordance with the terms and conditions set forth in this Agreement, will be free of any restriction upon the voting pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party other than the restrictions on ownership and transfer set forth in the Company’s charter. The Preferred Units that will be received in exchange for the proceeds from the sale of the Purchase Shares by the Company hereunder have been duly authorized for issuance and delivery by the Operating Partnership to the Company and, when issued and delivered by the Operating Partnership to the Company, will be duly and validly issued and unitholders have no obligation to make any further payments for the purchase of such units or contributions to the Operating Partnership solely by reason of their ownership of such units, free and clear of any pledge, lien, encumbrance, security interest or other claim; the issuance and delivery of such Preferred Units by the Operating Partnership are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of unitholders arising by operation of law, under the Operating Partnership Agreement (as defined below), under any agreement to which the Operating Partnership is a party or otherwise.

(f)                Future Issuance. The Company’s board of directors has the power to amend the Company’s charter to increase the number of authorized shares of Common Stock to issue a sufficient number of shares of Common Stock to be issued upon conversion of the Preferred Stock without consent of stockholders. The shares of Common Stock when issued upon conversion and surrender of such Purchase Shares in accordance with the Company’s charter will be validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state and federal securities laws and will not have been issued in violation of or subject to any preemptive, first refusal or similar right.

(g)               Articles Supplementary. The Company’s charter sets forth the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Preferred Stock and articles supplementary reflect the classification of 600,000 additional shares of undesignated preferred stock, par value $0.01 per share, as shares of Preferred Stock (the “Articles Supplementary”). The Articles Supplementary have been filed with the State Department of Assessments and Taxation of Maryland and have become effective under the MGCL and comply with all applicable requirements under the MGCL.

(h)               Operating Partnership Agreement Amendment. An amendment to the Agreement of Limited Partnership of the Operating Partnership, dated as of February 14, 2013 (as amended, the “Operating Partnership Agreement”), setting forth the increase to 2,210,000 authorized Preferred Units, has been duly authorized, executed and delivered by the Company, as the sole general partner of the Operating Partnership.

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(i)            Due Incorporation; Subsidiaries.

(i)                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue, sell and deliver the Purchase Shares as contemplated herein.

(ii)              The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (A) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole; or (B) prevent or materially interfere with the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (A) and (B) being herein referred to as a “Material Adverse Effect”).

(iii)            The Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act, other than Subsidiaries that are listed on Exhibit 21.1 of the Registration Statement.

(iv)             Except as described in the Registration Statement and the Prospectus, the Company owns all of the issued and outstanding capital stock or other equity interests of each of the Subsidiaries, including the Operating Partnership; other than the capital stock or other equity interests of the Subsidiaries, the Company and the Operating Partnership do not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. Complete and correct copies of the charter and the bylaws of the Company and the charters, bylaws, limited liability company agreements, partnerships agreements or other organizational documents of each Subsidiary and all amendments thereto have been delivered to or otherwise made available to Investor. Each Subsidiary has been duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate or partnership (as applicable) power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims. Except as described in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or other equity interests in the Subsidiaries are outstanding.

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(j)                 Capital Stock. The capital stock of the Company, including the Preferred Stock, conforms in all material respects to each description thereof contained or incorporated by reference in the Registration Statement and the Prospectus and the certificates for the Preferred Stock, if any, are in due and proper form.

(k)               Preferred Stock Purchase Agreement. The Company and the Operating Partnership have full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership. This Agreement constitutes a valid and binding agreement of the Company and the Operating Partnership and is enforceable against the Company and the Operating Partnership in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies.

(l)                 Compliance. Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under nor has any event occurred that, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under (A) its charter or bylaws; or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected; or (C) any applicable federal, state, local or foreign law, regulation or rule; or (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Stock Market); or (E) any decree, judgment or order applicable to it or any of its properties, except for any of the foregoing in (B), (C), (D) or (E) as would not, individually or in the aggregate, have a Material Adverse Effect.

(m)             Conflicts. The execution, delivery and performance of this Agreement, the issuance and sale of the Purchase Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event that, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to (A) the charter or bylaws of the Company or the charters, bylaws, limited liability company agreements, partnerships agreements or other organizational documents of any of the Subsidiaries; or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected; or (C) any applicable federal, state, local or foreign law, regulation or rule; or (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Stock Market); or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except for any of the foregoing in (B), (C), (D) or (E) as would not, individually or in the aggregate, have a Material Adverse Effect.

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(n)               Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the stockholders of the Company, is required in connection with the execution, delivery and performance of this Agreement, the issuance and sale of the Purchase Shares or the consummation by the Company and the Operating Partnership of the transactions contemplated hereby, other than (i) registration of the Purchase Shares under the Securities Act, (ii) the filing of the Articles Supplementary with and acceptance for record of the Articles Supplementary by the State Department of Assessments and Taxation of Maryland and (iii) such approvals, authorizations, consents, registrations or qualifications as may be required under the state securities or “blue sky” laws of the various jurisdictions in the United States in which the Purchase Shares are being offered by Investor, by the rules of the Nasdaq Stock Market or under the Conduct Rules of FINRA.

(o)               Rights. Except as described in the Registration Statement (excluding the exhibits thereto), and the Prospectus (i) no Person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Preferred Stock or shares of any other capital stock or other equity interests of the Company; (ii) no Person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Preferred Stock or shares of any other capital stock of or other equity interests in the Company; (iii) no Person has the right to act as an underwriter, agent, financial advisor to the Company or in any similar capacity in connection with the offer and sale of the Purchase Shares; and (iv) no Person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Preferred Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby.

(p)               Licenses. Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where failure to obtain or maintain such licenses, authorizations, consents or approvals or make such filings would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

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(q)               Litigation. Except as described in the Registration Statement (excluding the exhibits thereto), and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s or the Operating Partnership’s knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Stock Market), except any such action, suit, claim, investigation or proceeding that, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

(r)                Auditors. KPMG LLP and PricewaterhouseCoopers LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included or incorporated by reference in the Registration Statement and the Prospectus, are each independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(s)                Financial Statements. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the applicable requirements of the Securities Act and Exchange Act and in conformity with GAAP applied on a consistent basis during the periods involved. The other financial and statistical data contained or incorporated by reference in the Registration Statement and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company and the Subsidiaries; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required. Neither the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), required to be disclosed in the Registration Statement, not described in the Registration Statement (excluding the exhibits thereto) and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(t)                 No Material Adverse Changes. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change in the business, properties, management, financial condition or results of operations or prospects of the Company and the Subsidiaries taken as a whole; (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole; (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole; (iv) any material change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries; or (v) any dividend or other distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, except in each case as otherwise disclosed in the Registration Statement and the Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse Effect.

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(u)               Investment Company. Neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Purchase Shares will any of them be, and, after giving effect to the offering and sale of the Purchase Shares, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(v)               Title to Real and Personal Property. The Company, directly or through its Subsidiaries, has good and marketable title to all property (real and personal) described in the Registration Statement and the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement and the Prospectus, as being held under lease by the Company or a Subsidiary, is held thereby under valid, subsisting and enforceable leases.

(w)             Title to Intellectual Property. The Company and the Subsidiaries own or possess the right to use sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property”) reasonably necessary to conduct their businesses as now conducted. Neither the Company nor any of the Subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property of others. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other Person that are required to be described in the Registration Statement or the Prospectus and are not described therein. None of the technology employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or any of its or the Subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any Persons, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

(x)               Defined Benefit Plans. Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s or the Operating Partnership’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s or the Operating Partnership’s knowledge, threatened; (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s or the Operating Partnership’s knowledge, threatened against the Company or any of the Subsidiaries; and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries; (ii) to the Company’s or the Operating Partnership’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries; and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries.

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(y)               Environmental Matters. The Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws, except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as would not, individually or in the aggregate, be expected to have a Material Adverse Effect, there are no past, present or, to the Company’s or the Operating Partnership’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is, to the Company’s or the Operating Partnership’s knowledge, the subject of any investigation; (ii) has received any notice or claim; (iii) is a party to or affected by any pending or, to the Company’s or the Operating Partnership’s knowledge, threatened action, suit or proceeding; (iv) is bound by any judgment, decree or order; or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials.

(z)               Taxes. All U.S. federal income and any other material foreign, federal, state and local tax returns that are filed or required to be filed by the Company or any of the Subsidiaries have been timely filed (taking into account any extension of time within which to file such tax returns), and all such returns are true, complete and accurate in all material respects. All material foreign, federal, state and local taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, have been timely paid, other than those being contested in good faith which have not been finally determined and for which adequate reserves have been provided in accordance with GAAP, or that would not be required to be disclosed in the Registration Statement.

(aa)            REIT Status of the Company and Partnership Status of the Operating Partnership. Commencing with the Company’s taxable year ended on December 31, 2013, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and all applicable regulations under the Code, and its actual method of operation through the date hereof has enabled it to meet, and its proposed method of operation will enable it to continue to meet, the requirements for qualification and taxation as a REIT under the Code and all applicable regulations under the Code for its taxable year ending December 31, 2020, and thereafter. All statements in the Registration Statement and the Prospectus under the caption “Material U.S. Federal Income Tax Considerations” regarding its qualification and taxation as a REIT are correct in all material respects. The Company intends to continue to qualify as a REIT under the Code and all applicable regulations under the Code for all subsequent years, and the Company, after reasonable inquiry and diligence, does not know of any event that would reasonably be expected to cause the Company to fail to qualify as a REIT at any time. The Operating Partnership has been and will be taxed as a partnership or as a “disregarded entity” (within the meaning of Treasury Regulation Section 301.7701-2(c)(2)(i)) and not as an association or publicly traded partnership (within the meaning of Section 7704) subject to tax as a corporation, for U.S. federal income tax purposes beginning with its first taxable year; the Company does not know of any event that would cause or would reasonably be expected to cause the Operating Partnership to cease being taxed as a partnership or as a “disregarded entity” (within the meaning of Treasury Regulation Section 301.7701-2(c)(2)(i)) for U.S. federal income tax purposes, and the Company does not know of any event that would cause or would reasonably be expected to cause the Operating Partnership to be treated as an association or publicly traded partnership subject to tax as a corporation for U.S. federal income tax purposes.

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(bb)           Insurance. The Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses. All such insurance is fully in force and effect. Neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

(cc)            Interference with Business. Except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries has sustained since the date of the last audited consolidated financial statements of the Company, included or incorporated by reference in the Registration Statement and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity or pandemic, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

(dd)           Documents Described in the Registration Statement. Except as described in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Prospectus or referred to or described in, or filed as an exhibit to, the Registration Statement or any document incorporated by reference therein, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s or the Operating Partnership’s knowledge, any other party to any such contract or agreement.

(ee)            Internal Accounting Controls. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(ff)              Disclosure Controls and Procedures. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiaries is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established. The Company’s independent auditors and the Audit Committee of the Company’s board of directors have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors. Since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all applicable certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission promulgated thereunder.

(gg)           Forward-Looking Statements. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement and the Prospectus has been made with a reasonable basis and in good faith.

(hh)           No Untrue Statement; Statistical and Market Data. All statistical or market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(ii)              No Unlawful Contributions or Payments. Neither the Company, nor any of the Subsidiaries, nor any director or officer of the Company or the Subsidiaries, nor, to the knowledge of the Company, any agent, employee or representative of the Company or the Subsidiaries, Affiliate or other Person associated with or acting on behalf of the Company or the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment of corporate funds or benefit to any foreign or domestic government or regulatory official or employee, including, without limitation, of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company has instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

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(jj)              Compliance with Anti-Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act), and the applicable money laundering statutes of all jurisdictions in which the Company and the Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)           No Conflicts with Sanction Laws. Neither the Company, nor any of the Subsidiaries, nor any director or officer of the Company or the Subsidiaries, nor, to the knowledge of the Company, any agent, employee or representative of the Company or the Subsidiaries, Affiliate or other Person associated with or acting on behalf of the Company, or any of the Subsidiaries is currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of the Subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Purchase Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, principal, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and the Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

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(ll)              No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. Except for the applicable provisions of the Credit Agreement or as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus, and except as such limitations would not, taken as a whole, be material to the Company, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(mm)      Restrictions. The issuance and sale of the Purchase Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(nn)           Brokers and Finders. Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement and the Prospectus.

(oo)           No Stabilization or Manipulation. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Securities Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Purchase Shares.

(pp)           No Affiliations. To the Company’s and the Operating Partnership’s knowledge, there are no affiliations or associations between (i) any member of FINRA; and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission.

(qq)           No Indebtedness. There are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them.

(rr)              Related Party Transactions. There is no relationship, direct or indirect, that exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus, which is not so described.

(ss)             Advisory Agreement. The Second Amended and Restated Advisory Agreement, as amended, among the Company, the Operating Partnership and Healthcare Trust Advisors, LLC and all amendments thereto have been duly authorized, executed and delivered by the Company, and that agreement, as so amended, is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles.

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(tt)              Descriptions of Legal Matters. The statements set forth in the Registration Statement and Prospectus under the captions “Description of Capital Stock” and “Material U.S. Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(uu)           Lending Relationships. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has any lending or similar relationship with Investor or any bank of other lending institution affiliated with Investor.

(vv)           Changes in Management. Except as disclosed in the Registration Statement and the Prospectus, none of the persons who were executive officers or directors of the Company as of the date of the Prospectus has given oral or written notice to the Company or any of the Subsidiaries of his or her resignation, nor has any such officer or director been terminated by the Company or otherwise removed from his or her office or from the board of directors, as the case may be (including, without limitation, any such termination or removal which is to be effective as of a future date) nor is any such termination or removal under consideration by the Company or its board of directors.

(ww)       Transfer Taxes. There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement or the issuance or sale by the Company of the Purchase Shares to be sold by the Company to Investor hereunder.

(xx)           Cybersecurity. (i)(x) Except as disclosed in the Registration Statement and the Prospectus, to the knowledge of the Company, there has been no security breach or other compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of their respective tenants, customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), or equipment (collectively, “IT Systems and Data”) and (y) the Company has not been notified of, and has no knowledge of, any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; and (ii) the Company is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect.

(yy)           Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Purchase Shares. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

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(zz)            No General Solicitation; No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Purchase Shares. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Purchase Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Purchase Shares to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Purchase Shares hereunder does not contravene the rules and regulations of the Principal Market.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to Investor or counsel for Investor in connection with the offering of the Purchase Shares shall be deemed to be a representation and warranty by the Company and the Operating Partnership, as to matters covered thereby, to Investor.

4.             REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor represents and warrants to the Company and the Operating Partnership as of each Applicable Time that:

(a)               Organization. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b)               Authority and Enforceability. Investor has all necessary power and authority to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Investor and constitutes a legally valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general equitable principles.

(c)               Investment Purpose. The Investor is acquiring the Purchase Shares as principal for its own account, not with a view to or for distributing or reselling such Purchase Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Purchase Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Purchase Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Purchase Shares at any time pursuant to the Registration Statement described herein or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Purchase Shares hereunder in the ordinary course of its business.

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(d)               Accredited Investor. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act

(e)               Reliance on Exemptions. The Investor understands that the Purchase Shares will be offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Purchase Shares.

(f)                No General Solicitation. None of the Investor, its Affiliates, or any Person acting on any of their behalf has engaged or will engage, in connection with any offering of the Purchase Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act with respect to the Purchase Shares, other than as otherwise permitted under this Agreement or the Securities Act.

(g)               Restricted Shares. The Investor understands that the Purchase Shares will be “restricted shares” under the federal securities laws inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under the applicable laws rules and regulations, the Purchase Shares may be resold without registration under the Securities Act only in certain limited circumstances.

(h)               Legend. The Investor understands that the certificate(s) representing the Purchase Shares shall initially bear substantially the following legend (in addition to any legend otherwise required under applicable federal or state securities laws or by the Company’s charter).

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS.

THE HOLDER OF THIS SECURITY, BY ITS ACQUISITION HEREOF, AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144 UNDER THE 1933 ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE 1933 ACT (IF AVILABLE AND ON THE UNDERSTANDING THAT THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL BEFORE REGISTERING ANY SUCH TRANSFER ON ITS SHARE TRANSFER RECORDS) (IF AVAILABLE), (C) PURSUANT TO A 1933 ACT REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION, IF ANY, FROM SUCH REGISTRATION REQUIREMENTS OR IN A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS.”

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(i)                 Information. The Investor understands that its investment in the Purchase Shares involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Purchase Shares including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Purchase Shares, (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition, business, properties and prospects of the Company and other matters related to an investment in the Purchase Shares and (iv) has access to the Company’s filings with the Commission. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 3 above. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchase Shares.

(j)                 No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchase Shares or the fairness or suitability of an investment in the Purchase Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchase Shares.

(k)               Transfer or Sale. The Investor understands that (i) the Purchase Shares may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting the Purchase Shares to be sold, assigned or transferred without such registration; and (ii) any sale of the Purchase Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Purchase Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act.

(l)                 Residency. The Investor is a resident of the State of California.

(m)             No Short Selling. The Investor represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Investor, its agents, representatives or Affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Preferred Stock or (ii) hedging transaction, which establishes a net short position with respect to the Preferred Stock.

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(n)               No Violation. The execution and delivery of this Agreement by Investor, and the performance by Investor of its obligations hereunder, and the consummation of the transactions contemplated hereby, will not (i) result in a breach or violation of any provision of Investor’s organizational documents, (ii) violate or breach any statute, law, writ, order, rule or regulation of any governmental authority applicable to Investor, (iii) breach or result in default of any judgment, injunction, decree or determination of any governmental authority applicable to Investor or (iv) breach or violate any agreement to which Investor is a party or by which Investor or any of its properties may be bound.

(o)               Consents and Approvals. Neither the execution and delivery by Investor of this Agreement, nor the performance by Investor of its obligations under this Agreement requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental authority or any other person, except such as have been obtained, made or given or are otherwise set forth in this Agreement.

5.                 COVENANTS

(a)               The Company agrees that it shall, within the time required under the Exchange Act, file with the Commission a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company will file with the Commission the Registration Statement covering the resale of Purchase Shares in accordance with the terms of the Registration Rights Agreement (the “Registrable Securities”) as soon as reasonably practicable after the date hereof. The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least one (1) day before filing.

(b)               The Company will notify Investor immediately, and confirm the notice in writing (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish Investor with copies thereof, and to file promptly all materials required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Purchase Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes.

(c)               The Company will timely effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for the term of this Agreement. The Company will make commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

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(d)               The Company will give Investor notice of its intention to file or prepare any amendment to the Registration Statement, or any amendment, supplement or revision to the Prospectus, or any issuer free writing prospectus, will furnish the Investor with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Investor or counsel for Investor shall reasonably object.

(e)               No Free Writing Prospectus. The Company represents and agrees that, without the prior consent of Investor, it will not make any offer relating to the Purchase Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act.

(f)                Blue Sky. The Company shall take all action, if any, as is necessary in order to obtain an exemption from securities registration for, or to register or qualify (i) the sale of the Purchase Shares to the Investor under this Agreement, and (ii) any subsequent resale of all Purchase Shares by the Investor, in each case, under applicable “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Investor from time to time, and shall provide evidence of any such action so taken to the Investor.

(g)               Listing/DTC. The Company shall file any necessary notifications regarding the listing of all of the Purchase Shares to be issued to the Investor hereunder on the Principal Market. The Company shall use commercially reasonable efforts to maintain the listing of the Preferred Stock on the Principal Market for the period of time during which the Purchase Shares are outstanding and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor its Subsidiary shall take any action that could reasonably be expected to result in the delisting or suspension of the Preferred Stock on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to the Investor copies of any notices it receives from any Person regarding the continued eligibility of the Preferred Stock for listing on the Principal Market; provided, however, that the Company shall not provide the Investor copies of any such notice that the Company reasonably believes constitutes material non-public information, and the Company would not be required to publicly disclose such notice in any report or statement filed with the Commission under the Exchange Act (including on Form 8-K) or the Securities Act. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(g). The Company shall take all action necessary to ensure that its Preferred Stock can be transferred electronically as DWAC Shares.

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(h)               Due Diligence/Non-Public Information. The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company. Each Party hereto agrees not to disclose any Confidential Information of the other Party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby in full compliance with applicable securities laws. Each Party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD under the Exchange Act. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, the Company shall have at least twenty-four (24) hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, its Subsidiary, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

(i)                 Purchase Records. The Investor and the Company shall each maintain records showing the remaining Commitment Amount at any given time and the date and Purchase Price for each Preferred Purchase or shall use such other method, reasonably satisfactory to the Investor and the Company.

(j)                 Fastpay Maximum. The Investor agrees that it shall not sell any of the Purchase Shares at a price greater than the applicable Fastpay Maximum on the date of sale by the Investor; provided that this limitation shall not apply to any shares held by the Investor for investment and not in its capacity as an underwriter or otherwise being held for resale. The Company agrees to provide Investor any information Investor may reasonably require to comply with this Section 5(j).

(k)               Use of Proceeds. The Company will use the net proceeds from the offering for any corporate purpose at the sole discretion of the Company.

(l)                 Other Transactions. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Purchase Shares to the Investor in accordance with the terms of the Transaction Documents.

(m)             Integration. From and after the date of this Agreement, neither the Company, nor or any of its Affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Purchase Shares under the Securities Act.

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(n)               Compliance with Law; Trading in Securities. The Investor’s trading activities with respect to shares of Preferred Stock will be in compliance with all applicable state and federal securities laws and regulations and the rules and regulations of FINRA and the Principal Market.

(o)               Short Sales and Confidentiality. The Investor agrees that, beginning on the date hereof and ending on the date of termination of this Agreement as provided in Section 10, the Investor and its agents, representatives or Affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Preferred Stock or (ii) hedging transaction, which establishes a net short position with respect to the Preferred Stock. For the purposes hereof, the sale after delivery of a Purchase Notice of the number of shares of Preferred Stock reasonably expected to be purchased under a Purchase Notice shall not be deemed a “short sale.” The Investor shall, until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. The Investor agrees not to disclose any Confidential Information of the Company to any third party, except for attorneys, accountants, advisors who have a need to know such Confidential Information and are bound by confidentiality, and shall not use any Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. The Investor acknowledges that the Confidential Information of the Company shall remain the property of the Company and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the Company.

(p)               Dividend Declaration. The Company’s board shall authorize and the Company shall declare dividends on the Preferred Stock no later than twenty (20) days prior to the applicable dividend payment date.

6.                 CONDITIONS PRECEDENT

(a)               [Reserved]

(b)               Conditions to the Company’s Obligation to Make Sales of Preferred Stock. For each purchase and sale of Preferred Stock executed hereunder, the obligation of the Company hereunder to issue any Purchase Shares it has elected to sell pursuant to this Agreement is subject to the satisfaction, on or before each issuance, of each of the following conditions (any of which may be waived by Company in whole or in part):

(i)                 The representations and warranties of the Investor shall be true and correct in all material respects as of the date hereof and as of the Commencement Date and each Settlement Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date); and

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(ii)              Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to the Commencement Date.

(c)               Conditions to Investor’s Obligation to Purchase Shares of Preferred Stock. For each purchase and sale of Preferred Stock executed hereunder, the obligation of Investor hereunder to pay the Purchase Price to the Company on the applicable Settlement Date is subject to the satisfaction, on or before each such Settlement Date, of each of the following conditions (any of which may be waived by Investor in whole or in part):

(i)                 The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;

(ii)              Trading in the Preferred Stock shall not have been suspended on the Principal Market or a nationally recognized successor thereto and the Preferred Stock shall not have been delisted from the Principal Market or a nationally recognized successor thereto;

(iii)            The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent (or any successor transfer agent);

(iv)             The Registration Statement covering the resale of the Registrable Securities as set forth in Section 5(a), or an additional registration statement covering such additional Purchase Shares as the Company may elect to sell to the Investor pursuant to this Agreement, shall have been declared effective (and shall remain effective) under the Securities Act by the Commission and no stop order with respect to the Registration Statement shall be pending or threatened by the Commission. The Company shall have prepared and filed with the Commission, not later than one (1) Business Day after the effective date of the Registration Statement, a Prospectus (the preliminary form of which shall be included in the Registration Statement) and a true and complete copy shall be delivered to the Investor. Such Prospectus shall be current and available for the resale by the Investor of all of the Purchase Shares covered thereby. The Current Report shall have been filed with the Commission, as required pursuant to Section 5(a). All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission at or prior to the Commencement Date pursuant to the reporting requirements of the Exchange Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under the Exchange Act;

(v)               The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date hereof and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date;

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(vi)             On the first Settlement Date hereunder, Investor shall have received the opinion of counsel and negative assurance letter of Company counsel, in form and substance reasonably satisfactory to Investor. Thereafter, on the first subsequent Settlement Date occurring after the Company: (i) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K); or (ii) files its quarterly reports on Form 10-Q under the Exchange Act, Investor shall receive a negative assurance letter of Company counsel in substantially the form provided on the first Settlement Date hereunder; provided, however, that in lieu of such negative assurance letter, counsel last furnishing such negative assurance letter to the Investor may furnish to the Investor a letter substantially to the effect that the Investor may rely on such prior negative assurance letter to the same extent as though dated the date of such letter authorizing reliance;

(vii)          On the first Settlement Date hereunder, Investor shall have received a comfort letter from the Company’s independent accountants in a form and substance reasonably satisfactory to the Investor (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings. Thereafter, on the first subsequent Settlement Date occurring after the Company’s filing of a Form 10-K during the term hereof, Investor shall receive a comfort letter from the Company’s independent accountants in a form and substance substantially similar to the initial comfort letter provided under this clause;

(viii)        On each Settlement Date hereunder, Investor shall have received a certificate, from the Company and the Operating Partnership, in the form attached hereto as Schedule 6(c)(viii);

(ix)             Investor shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Investor’s reasonable opinion is material, or omits to state a fact that in the Investor’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading;

(x)               All filings with the Commission required by Rule 424 under the Securities Act to have been filed shall have been made or will be made within the applicable time period prescribed for such filing by Rule 424; and

(xi)             The Company has, by the applicable dividend payment date, paid all dividends on the Preferred Stock previously authorized by the Company’s board of directors and declared by the Company.

(xii)          No Company Event of Default has occurred, or any event which, after notice or lapse of time, would become a Company Event of Default has occurred.

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7.             TRANSFER AGENT INSTRUCTIONS.

On the Commencement Date, the Company shall issue to the Transfer Agent, or any subsequent transfer agent, the notice of effectiveness of the Registration Statement in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness of Registration Statement”). Thereafter, on or prior to each Settlement Date, the Company shall issue to the Transfer Agent, or any subsequent transfer agent, irrevocable instructions in the form substantially similar to those used by investors in substantially similar transactions (the “Irrevocable Transfer Agent Instructions”) to issue the applicable Purchase Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. All Purchase Shares to be issued from and after Commencement to the Investor pursuant to this Agreement shall be issued only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement referred to in this Section 7 will be given by the Company to the Transfer Agent with respect to any of the Purchase Shares from and after Commencement.

8.             INDEMNIFICATION AND CONTRIBUTION

(a)                     Indemnification of Investor. The Company and the Operating Partnership, jointly and severally, shall indemnify and hold harmless Investor, the directors, officers, employees, counsel, agents and Affiliates of Investor and each Person, if any, who controls Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rules 430A, 430B or 430C, as applicable, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the most recently filed Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership shall not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Purchase Shares by Investor pursuant to resale Prospectus and is based on an untrue statement or omission or alleged untrue statements or omissions made in reliance on and in conformity with Investor Content. This indemnity agreement will be in addition to any liability that the Company and the Operating Partnership might otherwise have.

(b)                     Indemnification of the Company and the Operating Partnership. Investor shall indemnify and hold harmless the Company and the Operating Partnership, the directors, officers, employees, counsel, agents and Affiliates of the Company and its advisor, Healthcare Trust Advisors, LLC, and each Person, if any, who controls the Company and the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and Operating Partnership to Investor, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement made in reliance on and in conformity with the Investor Content. This indemnity will be in addition to any liability that Investor might otherwise have.

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(c)                     Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 8 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict or potential conflict exists between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly following receipt of notice of their incurrence. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed); provided that no indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 8 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) the indemnifying party or parties shall have received written notice of the terms of such settlement at least 30 days before such settlement is entered into, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

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(d)                     Contribution.

(i)                 If the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (x) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Investor on the other hand from the offering of the Purchase Shares or (y) if the allocation provided by clause (x) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (x) above but also the relative fault of the Company and Operating Partnership on the one hand and of the Investor on the other hand in connection with the matters that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. Benefits received by the Company and the Operating Partnership shall be deemed to be equal to the total proceeds from the sale of the Purchase Shares to the Investor (net of discounts to the Closing Sale Prices) received by the Company, and benefits received by the Investor shall be deemed to be equal to the total discount to the Closing Sale Prices applicable to the Purchase Shares, received by the Investor. In the case of an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company and Operating Partnership on the one hand and of the Investor on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or the Operating Partnership or by the Investor and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(ii)              The Company and the Operating Partnership and the Investor agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in paragraph (d)(i) of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in paragraph (d)(i) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall the Investor be required to contribute any amount in excess of discounts to the Closing Sale Prices received by the Investor in connection with the purchase of the Purchase Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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(iii)            The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e)                     Survival. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Operating Partnership contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Investor, (ii) acceptance of any of the Purchase Shares and payment therefor, or (iii) any termination of this Agreement.

(f)                      Investor Information. The Parties acknowledge and agree that, for purposes of this Agreement, the information provided by or on behalf of Investor to the Company for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) consists solely of the following material included in (i) footnote 3 under the caption “Selling Stockholder” and (ii) paragraphs four and ten under the caption “Plan of Distribution” in such documents (collectively, (i) and (ii) the “Investor Content”).

9.                 EVENT OF DEFAULT

(a)               Company Event of Default.

(i)                 A “Company Event of Default” shall be deemed to have occurred at any time as any of the following events occurs; provided, however, that except for subsection (4) below, a “Company Event of Default” shall be deemed to have occurred only if the Investor owns Preferred Stock at the time of the applicable event:

(1)               the effectiveness of a registration statement registering the resale of the Purchase Shares lapses for any reason (including, without limitation, the issuance of a stop order or similar order) or such registration statement (or the prospectus forming a part thereof) is unavailable to the Investor for resale of any or all of the Purchase Shares to be issued to the Investor under the Transaction Documents, and such lapse or unavailability continues for a period of ten (10) consecutive Business Days or for more than an aggregate of thirty (30) Business Days in any 365-day period, but excluding a lapse or unavailability where (i) the Company terminates a registration statement after the Investor has confirmed in writing that all of the Purchase Shares covered thereby have been resold or (ii) the Company supersedes one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering Purchase Shares (provided in the case of this clause (ii) that all of the Purchase Shares covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);

(2)               the delisting of the Preferred Stock from Principal Market, provided, however, that the Preferred Stock is not immediately thereafter trading on the New York Stock Exchange, The Nasdaq Capital Market, The NASDAQ Global Select Market, or the NYSE American (or nationally recognized successor to any of the foregoing);

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(3)               the failure for any reason by the Transfer Agent to issue Purchase Shares to the Investor within three (3) Business Days after the Purchase Date on which the Investor is entitled to receive such Purchase Shares;

(4)               the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach has or could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five (5) Business Days;

(5)               if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

(6)               if the Company is at any time insolvent, or, pursuant to or within the meaning of any Bankruptcy Law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or is generally unable to pay its debts as the same become due; or

(7)               a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary.

(ii)              In addition to any other rights and remedies under applicable law and this Agreement, so long as a Company Event of Default has occurred and is continuing, or if any event which, after notice or lapse of time, would become a Company Event of Default, has occurred and is continuing, the Company shall not deliver to the Investor any Purchase Shares.

(b)               Investor Event of Default.

(i)                 An “Investor Event of Default” shall be deemed to have occurred at any time the Investor fails fulfill any Preferred Purchases set forth in a Purchase Notice delivered by the Company to the Investor pursuant to Section 2(a), provided that the Investor’s failure to fulfill the Preferred Purchase is not due to a Company Event of Default as described in Section 9(a)(ii).

(ii)              The Investor acknowledges that an Investor Event of Default will cause irreparable harm to the Company by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Investor acknowledges that irreparable damage would occur in the event of an Investor Event of Default and that the Company shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy to which it is entitled at law or in equity.

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10.          TERMINATION RIGHTS

This Agreement may be terminated only as follows:

(a)               If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (any of which would be a Company Event of Default as described in Sections 9(a)(i)(5), 9(a)(i)(6) and 9(a)(i)(7) hereof), this Agreement shall automatically terminate without any liability or payment to the Company (except as set forth below) without further action or notice by any Person.

(b)               In the event that the Commencement shall not have occurred on or before December 31, 2020, due to the failure to satisfy the conditions set forth in Section 6 above with respect to the Commencement either the Company or the Investor shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any Party to any other Party (except as set forth below); provided, however, that the right to terminate this Agreement under this Section 10(b) shall not be available to any Party if such Party is then in breach of any covenant or agreement contained in this Agreement or any representation or warranty of such Party contained in this Agreement fails to be true and correct such that the conditions set forth in Section 6(b)(i) or Section 6(c)(v), as applicable, could not then be satisfied.

(c)               At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a “Company Termination Notice”) to the Investor electing to terminate this Agreement without any liability whatsoever of any Party to any other Party under this Agreement (except as set forth below). The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Investor.

(d)               This Agreement shall automatically terminate on the date that the Company sells and the Investor purchases the full Commitment Amount as provided herein, without any action or notice on the part of any Party and without any liability whatsoever of any Party to any other Party under this Agreement (except as set forth below).

(e)               If, for any reason or for no reason, the full Commitment Amount has not been purchased in accordance with Section 2 of this Agreement by the Maturity Date, this Agreement shall automatically terminate on the Maturity Date, without any action or notice on the part of any Party and without any liability whatsoever of any Party to any other Party under this Agreement (except as set forth below).

Except as set forth in Sections 10(a), with respect to a Company Event of Default under Sections 9(a)(i)(5), 9(a)(i)(6) and 9(a)(i)(7) hereof, 10(d) and 10(e), any termination of this Agreement pursuant to this Section 10 shall be effected by written notice from the Company to the Investor, or the Investor to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties and covenants of the Company and the Investor contained in Sections 3, 4, 5, and 7 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Sections 6, 9 and 10 shall survive the Commencement and any termination of this Agreement only until Investor has sold all Purchase Shares. No termination of this Agreement shall (i) affect the Company’s or the Investor’s rights or obligations under (A) this Agreement with respect to pending Preferred Purchases and the Company and the Investor shall complete their respective obligations with respect to any pending Preferred Purchases under this Agreement, including in the event described in Section 9(b) and (B) the Registration Rights Agreement, which shall survive any such termination, or (ii) be deemed to release the Company or the Investor from any liability for intentional misrepresentation or willful breach of any of the Transaction Documents.

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11.              MISCELLANEOUS

(a)               Notices. All notices or other communications required or permitted to be given by any Party to any other Party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to Investor, shall be delivered to:

B. Riley Principal Capital, LLC

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Attention: Kenneth Young and Daniel Shribman

Telephone: 646.885.5405
Email: dshribman@brileyfin.com

with a copy to:

Duane Morris LLP
1540 Broadway
New York, NY
Attention: Dean M. Colucci
Telephone: (973) 424-2020
Email: dmcolucci@duanemorris.com

if to the Company, shall be delivered to:

Healthcare Trust, Inc.

650 Fifth Avenue

30th Floor

New York, New York 10019

Attention: Legal Department

Fax No. (646) 861-7743

with a copy to (which shall not constitute notice):

Proskauer Rose LLP

70 West Madison, Suite 3800

Chicago, IL 60602-4342

Attention: Michael J. Choate, Esq.

Telephone: 312.962.3567

Email: mchoate@proskauer.com

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Each Party to this Agreement may change such address for notices by sending to the Parties to this Agreement written notice of a new address for such purpose. Except as herein provided, each such notice or other communication shall be deemed given (i) when delivered personally, by email, or by verifiable facsimile transmission on or before 5:00 p.m., Eastern time on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).

(b)               Further Assurances. Each Party agrees to (i) execute and deliver, or cause to be executed and delivered, all such other and further agreements, documents and instruments and (ii) take or cause to be taken all such other and further actions as the other Parties may reasonably request to effectuate the intent and purposes, and carry out the terms, of this Agreement and the Transaction Documents.

(c)               Survival. The indemnity and contribution agreements contained in Section 8 of this Agreement and all representations and warranties of each Party herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of Investor, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), or (ii) any termination of this Agreement, only until Investor has sold all Purchase Shares.

(d)               Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without regard to any conflicts of law provision that would require the application of the laws of any other jurisdiction). Each of the Company and Investor irrevocably and unconditionally submit to and accept the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or the courts of the State of New York located in the County of New York for any action, suit or proceeding arising out of or based upon this Agreement or any matter relating to it, and waives any objection that it may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over it.

(e)               Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(f)                Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the certificates, if any, for the Purchase Shares to the Investor, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Purchase Shares to the Investor, (iii) the fees and disbursements of the counsel, accountants and other advisors to the Company, (iv) the reasonable and documented out-of-pocket fees and disbursements of counsel to the Investor (x) not to exceed $100,000 in connection with the execution of this Agreement and (y) not to exceed $25,000 per year thereafter in connection with any amendments to the Registration Statement (including at the time the Company files its Annual Report on Form 10-K) and (v) the fees and expenses incurred in connection with the listing of the Purchase Shares on the Principal Market.

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(g)               Successors and Assigns. The Transaction Documents shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the Parties. In no event will any Party assign or transfer any of its rights or obligations hereunder without the express prior written consent of the other Parties. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the Parties to this Agreement and their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(h)               Entire Agreement; Amendment and Waiver. The Transaction Documents constitutes the entire understanding of the Parties hereto and supersede all prior understandings among such Parties. This Agreement and the other Transaction Documents may be amended, and the observance of any term of this Agreement and the other Transaction Documents may be waived, with (and only with) the written consent of the Parties thereto.

(i)                 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Transmission by facsimile or other form of electronic transmission of an executed counterpart of this Agreement will be deemed to constitute due and sufficient delivery of such counterpart.

(j)                 [Reserved].

(k)               Severability of Provisions. The invalidity or unenforceability of any particular provision of this Agreement, or any agreement or certificate entered into in connection with the transactions contemplated hereby, shall not affect the other provisions hereof or thereof, which shall continue in full force and effect.

(l)                 Waiver of Jury Trial. EACH PARTY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT, ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR TO BE DELIVERED IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY LAWSUIT, ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(signatures on following page)

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IN WITNESS WHEREOF, this Agreement has been executed as of the date set forth above.

INVESTOR:

B. RILEY PRINCIPAL CAPITAL, LLC

By:	/s/ Daniel Shribman
	Name:	Daniel Shribman
	Title:	Chief Investment Officer

COMPANY:

HEALTHCARE TRUST, INC.

/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President

OPERATING PARTNERSHIP:

HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P.

/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President

Exhibit A

FORM OF PURCHASE NOTICE

[Company Letterhead]

[_______], 20[__]

VIA EMAIL

B. Riley Principal Capital, LLC

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Attention: Kenneth Young and Daniel Shribman

PURCHASE NOTICE

Gentlemen:

The purpose of this Purchase Notice is to direct B. Riley Principal Capital, LLC (the “Investor”) to buy the number of shares of the Company’s 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (“Preferred Stock”) proposed below pursuant to that Preferred Stock Purchase Agreement entered into by and among Healthcare Trust, Inc. (the “Company”), Healthcare Trust Operating Partnership, L.P. and the Investor, dated September 15, 2020 (the “Agreement”). The Company and the Investor shall not effect any offers or sales under this Purchase Notice on any Purchase Date where the Purchase Price Per Share would exceed the Fastpay Maximum. Upon acceptance, this Purchase Notice shall supplement, form a part of, and be subject to, the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

The terms of the transaction to which this Purchase Notice relates are as follows:

Maximum Number of Shares

Number of Purchase Shares to be purchased by the Investor:	[_______] shares of Preferred Stock
Purchase Date:	[_______]
Purchase Price Per Share:	the lesser of (i) 97.5% of the Closing Sale Price for the Preferred Stock on the date of this Purchase Notice but no greater than the Fastpay Maximum set forth below; or (ii) 98.25% of the Fastpay Maximum set forth below.
Fastpay Maximum:	USD [__.__]

Very truly yours,
HEALTHCARE TRUST, INC.

Name:
Title:
HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P.

Name:
Title:

Schedule 6(c)(viii)

Officers’ Certificate

Pursuant to Section 6(c)(viii) of the PREFERRED STOCK PURCHASE AGREEMENT, dated as of September 15, 2020 (the “Agreement”), among Healthcare Trust, Inc., a Maryland corporation (the “Company”), Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and B. Riley Principal Capital, LLC (“Investor”); the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify to Investor that, to the knowledge of the undersigned, as of the date indicated below:

1.       The representations and warranties of the Company in Section 3 of the Agreement, (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality, material adverse change or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such specific date; and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such specific date.

2.       The Registration Statement remains effective and shall be available for the resale of the Preferred Stock as contemplated under the Agreement.

3.       There is no stop order issued or threatened by the Commission suspending the effectiveness of the Registration Statement or any other order preventing or suspending the use of the Prospectus, or the suspension of the qualification of the Preferred Stock for or sale in any jurisdiction.

Capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms in the Agreement.

[Signature page follows]

The undersigned have executed this Officers’ Certificate on behalf of the Company as of the date first written above.

HEALTHCARE TRUST, INC.

Name:
Title:

HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P.

Name:
Title: